Exhibit 99.1
BOARD MEMBER ROBERT GRIFFIN TO RETIRE; WILLIAM JOHNSON TO BECOME CHAIRMAN OF THE BOARD

NEW ALBANY, OHIO (April 3, 2025) - Commercial Vehicle Group, Inc. (the “Company” or “CVG”) announced the retirement of Robert C. Griffin, from the Board of Directors of the Company, effective May 15, 2025, without standing for re-election at the 2025 annual meeting of stockholders.

Mr. Griffin has served as a Director since 2005 and is the current Chairman of the Board.  Mr. Griffin’s retirement is not as a result of any disagreement with the Company, its management, the Board or any committee of the Board. It is expected that William C. Johnson will serve as the Chairman of the Board following Mr. Griffin’s retirement.

The Chairman of the Nominating, Governance and Sustainability Committee, Michael Nauman, thanked Mr. Griffin for his service and leadership on the Board. "Bob has been an invaluable contributor to the Board since the Company's earliest days and provided extraordinary leadership to the Board and the Company during his tenure.  On behalf of the entire Board of Directors, I want to express my appreciation for Bob’s contributions as we worked together to support the Company's strategic goals and priorities."

Mr. Griffin said, "It has been a privilege to serve the shareholders of CVG for 20 years.  It has been gratifying to work with the Board and management at CVG and I look forward to following their future success."  He added, " I wish my fellow directors, and CVG the very best."

Company Contact
Andy Cheung
Chief Financial Officer
CVG
IR@cvgrp.com

Investor Relations Contact
Ross Collins or Stephen Poe
Alpha IR Group
CVGI@alpha-ir.com

About CVG

At CVG, we deliver real solutions to complex design, engineering and manufacturing problems while creating positive change for our customers, industries and communities we serve. Information about the Company and its products is available on the internet at www.cvgrp.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. For this purpose, any statements contained herein that are not statements of historical fact, including without limitation, certain statements herein regarding industry outlook, the Company’s expectations for future periods with respect to its plans to improve financial results, the future of the Company’s end markets changes in the Class 8 and Class 5-7 North America truck build rates, performance of the global construction and agricultural equipment business, the Company’s prospects in the wire harness and electric vehicle markets, the Company’s initiatives to address customer needs, organic growth, the Company’s strategic plans and plans to focus on certain segments, competition faced by the Company, volatility in and disruption to the global economic environment, including global supply chain constraints, inflation and labor shortages, tariffs and counter-measures, financial covenant compliance, anticipated effects of acquisitions or divestitures, production of new products, plans for capital expenditures and our results of operations or financial position and liquidity, may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions, as they relate to us, are intended to identify forward-looking statements. The important factors discussed in “Item 1A - Risk Factors” in the Company’s Annual Report on Form 10-K, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Such forward-looking statements represent management’s current expectations and are inherently uncertain. Investors are warned that actual results may differ from management’s expectations. Additionally, various economic and competitive factors could cause actual results to differ materially from those discussed in such forward-looking statements, including, but not limited to, factors which are outside our control.

Any forward-looking statement that we make in this press release speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statement or to publicly announce the results of any revision to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.
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